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                                                                      Exhibit 23






                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We have issued our report dated June 5, 2003, accompanying the financial statements and schedules included in the Form 11-K for the year ended December 31, 2002. We hereby consent to the incorporation by reference of said report in the previously filed Registration Statement (Form S-8) File No. 33-32809.








Cleveland, Ohio                                   /s/ Grant Thornton LLP
June 26, 2003